THE ADVISORS’ INNER CIRCLE FUND III

PineBridge Dynamic Asset Allocation Fund (the “Fund”)

Supplement dated November 29, 2024

to the Fund’s Summary Prospectus and Prospectus,

each dated March 1, 2024

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus, and should be read in conjunction with the Summary Prospectus and Prospectus.

Effective immediately, all references to “U.S. Consumer Price Index + 5%” in the “Average Annual Total Returns for Periods Ended December 31, 2023” section of the Summary Prospectus and Prospectus are hereby deleted and replaced with the “U.S. Consumer Price Index Less Food & Energy + 5%.”

Please retain this supplement for future reference.

PBI-SK-005-0200